EXHIBIT 32.2

SECTION 906 CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER OF

FOLKUP DEVELOPMENT INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Folkup Development Inc. for the quarter ended September 30, 2021, the undersigned, Lau Kit Yan, Mark, Chief Financial Officer of Folkup Development Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Folkup Development Inc.

Date: April 11, 2022	/s/ Lau Kit Yan, Mark
Lau Kit Yan, Mark
Chief Financial Officer
(principal accounting officer and principal financial officer)